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                                                                  Exhibits 10.56

                       SECOND AMENDMENT TO LOAN AGREEMENT

          This SECOND AMENDMENT TO LOAN AGREEMENT (the "Second Amendment"), dated as of June 5, 2004, is entered into by and between U.S. BANK NATIONAL ASSOCIATION ("Lender"), and ESS TECHNOLOGY, INC., a California corporation ("Borrower"), in reliance upon the following facts:

                                    RECITALS

     A. Borrower and Lender have previously entered into that certain Loan and Security Agreement dated as of July 22, 2002, as amended by that certain Amendment Number One to Loan Agreement dated as of July 17, 2003 (as amended, the "Agreement").

     B. Borrower has requested that Lender agree to extend the term of the credit facility evidenced by the Agreement, and Lender is willing to do so upon the terms set forth herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree to amend the Agreement as follows:

     1. Defined Terms. Each of the capitalized terms used in this Second Amendment shall have the respective meaning given to it in the Loan Agreement unless otherwise specifically defined herein.

     2.   Extension of Term.

          2.1 Section 2.1(a) of the Agreement is hereby amended to read in full as follows:

               "(a) From the Closing Date to June 5, 2007, subject to the terms and conditions of this Agreement, and so long as no Default or Event of Default has occurred and is continuing, Bank agrees to make advances ("Advances") to Borrower in an amount outstanding not to exceed at any one time the Maximum Revolving Amount, less the amount of outstanding Advances and less the amount of outstanding Letter of Credit Usage."

          2.2 The first sentence of Section 2.2(b) of the Agreement is hereby amended to read in full as follows:

               "Each Letter of Credit shall have an expiry date no later than the earlier of (i) 180 days following the date of issuance, or (ii) October 5, 2007, and all such Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion."

          2.3 Clause (iv) of the second sentence of Section 2.8(a) of the Agreement is hereby amended to read in full as follows:

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               "(iv)  June 5, 2007, with respect to the LIBOR Rate Loans or the termination of this Agreement pursuant to the terms hereof with respect to all then-outstanding LIBOR Rate Loans."

          2.4 The first sentence of Section 3.3 of the Agreement is hereby amended to read in full as follows:

               "This Agreement shall become effective upon the execution and delivery hereof by Borrower and Bank and shall continue in full force and effect for a term ending on June 5, 2007, unless sooner terminated pursuant to the terms hereof."

     3. Representations and Warranties. Borrower hereby affirms to Lender that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

     4. No Defaults. Borrower hereby affirms to Lender that no Default or Event of Default has occurred and is continuing as of the date hereof.

     5. Full Force and Effect. The Agreement, as amended by this Second Amendment, is in full force and effect, and continues to constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

    6. No Impairment. Except as expressly provided herein, nothing in this Second Amendment shall alter or affect any provision, condition or covenant contained in the Agreement or impair any of Lender's rights, powers or remedies thereunder, it being the intent of the parties hereto that the provisions of the Agreement shall continue in full force and effect as amended hereby. Henceforth, the term "Agreement" shall mean the Agreement as amended hereby.

     7. Costs and Expenses. Borrower shall pay to Lender all of Lender's out-of-pocket costs, fees and expenses (including, without limitation, attorneys' fees and costs) arising in connection with the preparation, execution and delivery of this Second Amendment and all related documents.

     8. Limited Effect. In the event of a conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Agreement, the terms and provisions of this Second Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.


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     9.  Counterparts; Effectiveness. This Second Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same Second Amendment. This Second Amendment shall become effective upon the execution of a counterpart of this Second Amendment by each of the parties hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representative to execute this Second Amendment as of the date first set forth above.


LENDER:                                    BORROWER:

U.S. BANK NATIONAL ASSOCIATION             ESS TECHNOLOGY, INC.,
                                           a California corporation


By: /s/ John Rooney                        By: /s/ James B. Boyd
   ---------------------------                ----------------------------
Name:  John Rooney                         Name:  James B. Boyd
     -------------------------                  --------------------------
Title: Vice President                      Title: CFO & SVP
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